INCIDENTS AT HINISA	12 Months Ended
Dec. 31, 2025
Incidents At Hinisa
INCIDENTS AT HINISA

NOTE 18: INCIDENTS AT HINISA

On January 11, 2025, there was a strong storm in San Rafael, Province of Mendoza, with rainfall exceeding historical records causing an extraordinary flooding of the Atuel River, inflicting serious damage along the Atuel Canyon. The affected facilities included the Nihuil II and III plants, which, severely damaged, were forced out of service.

HINISA completed the clean-up and remediation works at the power plants on October 2, 2025, and currently continues working on repairs to perimeter and building enclosures and the conditioning of the high-voltage transmission system and the power supply for auxiliary services within the plants. In addition, HINISA completed the sorting of materials and tools recovered from the incident, and their disposition concluded in December 2025.

In addition, HINISA and the insurance companies have engaged Hidronor Ingeniería y Servicios S.A. and Restore Mitigation Services, respectively, to carry out the process of identifying and assessing damage to the affected equipment. The resulting reports were received by HINISA and submitted to the Granting Authority.

During the year ended December 31, 2025, HINISA recorded US$ 5 million losses corresponding to incident-related costs.

In addition, HINISA continued proceedings with the adjusters appointed by the insurance companies and, as of December 31, 2025, has received advance payments of US$ 7.1 million, recognized under the insurance recovery line item, to carry out the cleaning and remediation tasks necessary to determine the final damages and costs. Moreover, HINISA is negotiating an additional US$ 2.4 million advance applicable to loss of profit coverage.

As of the date of issuance of these Consolidated Financial Statements, the final cost of the incident and the amount of insurance proceeds have not yet been assessed by HINISA.